EXHIBIT 4
            EMPLOYMENT AND NONCOMPETITION AGREEMENT


 THIS  EMPLOYMENT AGREEMENT is effective as of the  21st  day  of
June, 1996 (this "Agreement") by and between Graphic Media, Inc.,
an   Oregon  corporation  (the  "Company"),  and  Philip   Meurer
("Employee").


                           RECITALS

 WHEREAS, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated June 21, 1996, by and among the Company, a wholly-owned subsidiary of Company, Graphic Media, Inc., an Oregon corporation ("Graphic Media"), and shareholders (the "Shareholders") of Graphic Media, such subsidiary will merge with and into Graphic Media and the Shareholders will exchange all of the outstanding shares of Graphic Media for shares of the Common Stock of the Company (the "Common Stock"); and;

 WHEREAS,  Employee  is  a Shareholder and  employee  of  Graphic
Media;

 WHEREAS, the Company has agreed to acquire Graphic Media on the condition that Employee agree to render services to the Company and agree not to compete with the Company, from and after the date hereof, on the terms and conditions set forth in this Agreement.

                           AGREEMENT

 NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained in this Agreement, the Company and Employee hereby agree as follows:

 1. Employment.

 (a)Title and Duties of Employee. Subject to all of the terms and conditions herein provided, the Company hereby employs Employee as Vice President. Employee shall report to Melinda Gladitch, or such other person as may be designated by the President/CEO of the Company. Employee shall be responsible for all duties designated by such executive officer(s) of the Company consistent with his responsibilities with Graphic Media as of the closing of the Merger Agreement. Employee shall at all times be subject to and shall observe and carry out such rules, regulations, policies, directions and restrictions as may be established from time to time by the Company. Employee's title and responsibilities shall be subject to change from time to time at the direction of such executive officer, within the limitations set forth in this Section 1(a).

 (b)Performance. Throughout the period of Employee's employment hereunder, Employee shall devote Employee's full normal business time, attention, knowledge and skills, faithfully, diligently and to the best of Employee's ability, to the active performance of Employee's duties and responsibilities hereunder, and do such traveling as may reasonably be required in connection with the performance of such duties and responsibilities. Employee shall not be required to relocate outside the Portland metropolitan area during the first 18 months of the Employment Period (as defined below).

 2. Term of Employment.

 Unless terminated as provided in Section 5 hereof, the term of this Agreement shall be for a period of three years, commencing on the date hereof and continuing through and including the day immediately preceding the third anniversary of the date hereof (the "Employment Period").

 3. Compensation and Benefits.

 (a)Base Salary. As compensation for the services to be rendered by Employee hereunder, the Company shall pay to Employee a base salary of $140,000 per year (the "Base Salary"), payable in periodic installments (but in no event less frequently than monthly) in accordance with the standard payroll practices of the Company in effect from time to time. Employee's Base Salary shall be reviewed on a merit basis on the first anniversary date of this Agreement, provided, however, that Employee's annual salary during the Employment Period shall not be less than the Base Salary. Employee shall be eligible for receipt of annual bonuses in the same manner and consistent with the levels of bonuses paid by the Company to its second tier management level employees.

 (b)Expenses. The Company shall reimburse Employee, upon presentment by Employee to the Company of appropriate receipts and vouchers, for any reasonable business expenses incurred by Employee in connection with the performance of his duties and responsibilities hereunder. Employee shall be eligible for receipt of annual bonuses in the same manner and consistent with the levels of bonuses paid by the Company to its second-tier management level employees.

 (c)Fringe Benefits. The Company shall make available to Employee, throughout the Employment Period, access to such fringe benefits and benefit plans as may presently be in effect or which may hereafter be adopted by the Company for the benefit of its employees generally or employees in comparable positions in the Company.

 (d)Severance Pay.

     i. In the event Employee's employment with the Company is terminated by the Company without cause pursuant to Section 5(c) herein before the first anniversary of the date hereof, the Company shall pay to the Employee, in the manner provided in Section 3(a), severance pay equal to the product of the Base Salary multiplied by 1.5 without any offset or deduction by reason of any claims arising under the Merger Agreement.

     ii. In the event Employee's employment with the Company is terminated by the Company without cause pursuant to Section 5(c) herein on or after the first anniversary of the date hereof but before the third anniversary of the date hereof, the Company shall pay to the Employee, in the manner provided in
 Section 3(a), severance pay equal to the product of the Base Salary multiplied by 0.5 without any offset or deduction by reason of any claims arising under the Merger Agreement.

 4. Vacation.

 Throughout the period of Employee's employment hereunder, Employee shall be entitled to take vacation in accordance with the Company's "Paid Time Off" policy as in effect from time to time, giving full credit for such time as Employee was an employee of Graphic Media (except for Employee's unused or carryover vacation time from such prior employment).

 5. Termination.

 (a)Cause. This Agreement may be terminated at any time at the option of the Company for cause (as such term is hereinafter defined), effective immediately upon the giving of written notice of termination to Employee. As used herein, the term "for cause" shall mean and be limited to: (i) any criminal conviction other than for minor traffic violations; (ii) the failure of Employee to perform the duties provided in Section 1 or comply with the rules, regulations, policies, directions and restrictions generally applicable to employees in similar positions as may be established from time to time by the Company, which failure to so comply shall continue after written notice from the Company;
(iii) the inability of the Employee to perform the essential functions of his employment position due to a disability of Employee that cannot be reasonably accommodated by the Company,
(iv) any illegal use of narcotics or other illegal substances, or
(v) any other material breach of this Agreement which shall continue after written notice from the Company.

 (b)Death   of   Employee.    This  Agreement   shall   terminate
automatically upon the death of Employee.

 (c)Termination Without Cause. This Agreement may be terminated by either party without cause by giving written notice of termination at least fourteen (14) days prior to the effective date of such termination.

 6. Restrictive Covenant.

 As conditions of his employment and in consideration of his employment and the Company's acquisition of Graphic Media, Employee covenants and agrees as follows:

          (a) that, during his employment with the Company, he will devote his full normal business time, services and attention and best efforts to the performance of his duties and to the promotion of the business and interests of the Company;

          (b) that, during his employment with the Company, and for a period of 18 months after, he shall not, directly or indirectly, own, manage, control, promote, finance, participate in, consult with, render services for or on behalf of, or in any manner engage in a business in the Territory with accounts or product lines which are competitive with accounts or product lines that are existing or reasonably contemplated by the Company or any of its affiliates at the time such employment ends; provided, that nothing herein shall prohibit Employee from being a passive owner of not more than 1% of the outstanding stock of any class of a corporation which is publicly traded, so long as Employee has no active participation in the business of such corporation;

          (c) that, during the Employment Period and for a period of 18 months thereafter, he will make full and complete disclosure of the existence of this Agreement and the content of this Section 6 to all prospective employers with whom he may discuss possible employment;

          (d)   that  he  will  refrain from  any  disparagement,
direct or indirect, through innuendo or otherwise, of the Company
or   any   of   its   employees,  agents,  officers,   directors,
stockholders or affiliates;

          (e) that, during the Employment Period, he will not, without the prior written consent in each case of the
President/CEO and/or Board of Directors of the Company: (i) participate actively in any other business interests or investments which would conflict with his responsibilities under this Agreement or (ii) borrow money from, or lend to, customers (except those commercial institutions whose business it is to lend money) or individuals or firms from which the Company, or any affiliate or subsidiary of the Company, buys services, materials, equipment or supplies, or with whom the Company, or any affiliate or subsidiary of the Company, does business;

          (f) that, during the Employment Period, he will not, without the prior written consent in each case of the
President/CEO and/or Board of Directors of the Company: (i) exchange goods, products or services of the Company in return for goods, products or services of any individual or firm or (ii) accept gifts or favors from any outside organization or agency which, individually or collectively, are not ordinary or customary and would be likely cause undue influence in his selection of goods, products or services for the Company; and

          (g) that, after the termination of his employment, he will not secure, or attempt to secure, from any employee or former employee of the Company or any affiliate or subsidiary of the Company, any confidential information relating to the Company or any affiliate or subsidiary of the Company or its business operations.

Employee represents and warrants to the Company that, notwithstanding the operation of the covenants contained in this
Section 6, upon the termination of his employment hereunder, Employee will be able to obtain employment for the purpose of earning a livelihood. For purposes of this Section 6, "Territory" means the United States of America, its Territories and possessions, Canada, and any other country in the world.

 7. Employee Proprietary Rights Agreement.

 Employee agrees to execute, contemporaneously herewith or at such later time as Company shall request, Company's standard
"Employee Proprietary Rights Agreement" (the "Proprietary  Rights
Agreement").

 8. Severability.

 If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render the same valid, or not applicable to the given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be. Should this Agreement, or any one or more of its provisions hereof, be held to be invalid, illegal or unenforceable within any governmental jurisdiction or subdivision thereof, the Agreement or any such provision or provisions shall not as a consequence thereof be deemed to be invalid, illegal or unenforceable in any other governmental jurisdiction or subdivision thereof. The existence of any claim or cause of action which Employee may have against the Company shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement and shall be pursued through separate court action by Employee.

 9. Remedies.

     Employee hereby acknowledges that the Company would suffer irreparable injury if the provisions of Section 6, above, which shall survive the termination of the Agreement, were breached and that the Company's remedies at law would be inadequate in the event of such breach. Accordingly, Employee hereby agrees that any such breach or threatened breach may, in addition to any and all other available remedies, be preliminarily enjoined by the Company without bond or other security and without having to prove the inadequacy of the available remedies at law. In the event of any litigation under this Agreement, the prevailing party shall be entitled to collect all costs and expenses of any proceeding, including reasonable attorneys' fees, whether incurred at the pre-trial, trial or appellate level, as determined by the court hearing the matter.

 10.Non-Assignability.

 In light of the unique personal services to be performed by Employee hereunder, it is acknowledged and agreed that any purported or attempted assignment or transfer by Employee of this Agreement or any of Employee's duties, responsibilities or obligations hereunder shall be void. This Agreement may be assigned by the Company to any subsidiary or affiliate of the Company without the prior written consent of Employee.

 12.Notices.

 All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, (c) received by the addressee, if sent by certified mail, return receipt requested, or (d) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Employee:

 12021 SW Orchard Hill Way
 Lake Oswego, Oregon 97035
 Attention:  Philip Meurer
 Facsimile No.:  503-242-3587

 With a copy to:

 Ronald L. Greenman, Esq.
 Tonkon, Torp, Galen, Marmaduke & Booth
 1600 Pioneer Tower
 888 S.W. Fifth Avenue
 Portland, Oregon 97204-2099
 Facsimile No.:  503-274-8779

Company:

 Graphic Media, Inc.
 411 S.W. Second Avenue
 Portland, Oregon 97204
 Facsimile No.:  503-242-3587

 With a copy to:

 Eagle River Interactive, Inc.
 1060 West Beaver Creek Boulevard
 Avon, Colorado 81620
 Attention: Marc Pinto and Fred McCallister
 Facsimile No.:  970-845-3016

 Kenneth S. Witt, Esq.
 Freeborn & Peters
 950 Seventeenth Street, Suite 2600
 Denver, Colorado 80202
 Facsimile No.:  303-628-4240

 12.General.

 (a)Amendments. Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith.

 (b)Captions and Headings. The captions and section headings used in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

 (c)Successors  and  Assigns.  This Agreement  shall  be  binding upon  and  shall inure to the benefit of the parties  hereto  and
their   respective  heirs,  executors,  administrators,  personal
representatives, successors and permitted assigns.

 (d)Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

 (e)Entire Agreement. Except as otherwise set forth or referred to in this Agreement, and except for the Employee Proprietary Rights Agreement, this Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter. Any prior employment agreement or arrangement between the Employee and Graphic Media is hereby terminated and of no further force or effect.

 (f)Reliance by Third Parties. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on this Agreement or to claim or derive any benefit therefrom absent the express written consent of the party to be charged with such reliance or benefit.

 (g)Governing  Law.   This Agreement shall be  governed  by,  and
interpreted in accordance with, the laws of the State in which Employee resides at such time (without giving effect to the conflicts of laws provisions thereof).

 (h)Release. As a condition of the payment of severance described in paragraph 3(d) together with any other amounts that may then be due and payable, Employee on behalf of himself, his agents, attorneys, heirs, executors, assigns and any person acting by, through or on behalf of him, agrees that he will execute a release of the Company, as well as its officers, directors, partners, supervisors, employees, agents, representatives, assigns and any person acting by, through or on behalf of any of them, of and from any and all claims, demands, actions, causes of action and obligations arising out of Employee's employment and/or termination thereof, whether known or unknown, fixed or contingent, liquidated or unliquidated, and whether arising from tort, statute or contract. Employee further agrees to execute any document and perform all acts which may be required to make any such release valid.

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.

                              THE COMPANY:

                              GRAPHIC MEDIA, INC.

                              By: /s/ Marc Pinto
                                    Marc Pinto
                                   Secretary and Treasurer


                              EMPLOYEE:


                              /s/ Philip Meurer
                              Philip Meurer